MERRILL LYNCH GLOBAL HOLDINGS, INC.
Supplement dated February 7, 2000 to the Prospectus dated March 30, 1999

            Effective on or about April 1, 2000, Merrill Lynch Global Holdings, Inc. (the "Fund") will change its name to Mercury Global Holdings, Inc. and will undergo the following additional changes:

            The Fund will change its investment adviser to Fund Asset Management, L.P., an affiliate of Merrill Lynch Asset Management, L.P., its current investment adviser.

            Redemptions of Class B shares of the Fund purchased after the name change may be subject to a contingent deferred sales charge which decreases from 4.0% to 0% over a period of six years instead of over the current four years.

            The Fund’s current Class A shares will be redesignated Class I shares and the Fund’s current Class D shares will be redesignated Class A shares. In all other respects, these share classes will remain substantially the same.

            Effective on or about April 14, 2000, the Fund will no longer have an exchange privilege with other Merrill Lynch-branded funds as described in the current prospectus but instead will have an exchange privilege with other Mercury-branded funds.

Code # 10245-03-99ALL